CALVERT SOCIAL INDEX FUND
Supplement to
Calvert Equity Funds Prospectus (Class I)
dated January 31, 2015
Date of Supplement: June 19, 2015
The Board of Directors for Calvert Social Index Fund (the “Fund”) has approved certain changes to the Fund, including a new Fund name, a reduction in net fund operating expenses and new portfolio managers. The Board has also approved modifications to the Fund’s responsible investing index and responsible investing criteria.
In connection with the aforementioned changes, the Prospectus is hereby amended as follows:
All references to “Calvert Social Index Fund” are changed to “Calvert U.S. Large Cap Core Responsible Index Fund” to reflect the Fund’s new name.
All references to “Calvert Social Index” are changed to “Calvert U.S. Large Cap Core Responsible Index” to reflect the index’s new name.
The disclosure under “Investment Objective” on page 8 is revised and restated as follows:
The Fund seeks to track the performance of the Calvert U.S. Large Cap Core Responsible Index, which measures the investment return of large-capitalization stocks.
The table contained under “Fees and Expenses of the Fund – Annual Fund Operating Expenses” for the Fund on page 8 of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.25%
Distribution and service (12b-1) fees	None
Other expenses	0.12%
Total annual fund operating expenses	0.37%
Less fee waiver and/or expense reimbursement[2]	(0.18%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.19%
Footnote 2 to the table referenced above is deleted and replaced with the following:
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.19% through January 31, 2017. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
The table contained under “Fees and Expenses of the Fund – Example” for the Fund on page 8 of the Prospectus is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$1,946	$8,939	$17,842	$43,965

The second paragraph under “Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary for the Fund on page 8 of the Prospectus is revised and restated in its entirety as follows:
Calvert U.S. Large Cap Core Responsible Index. The Calvert U.S. Large Cap Core Responsible Index is composed of companies that meet Calvert’s responsible investment principles and are selected from the universe of companies included in the S-Network U.S. Large Cap 1000 Index. The S-Network U.S. Large Cap 1000 Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for large cap core stocks that are traded in the U.S. markets. As of June 15, 2015, the Calvert U.S. Large Cap Core Responsible Index (the “Index”) included 722 companies, and the market capitalization ranged from $1.9 billion to $731.3 billion with a weighted average market capitalization of $111.9 billion. The number of companies in the Index will change over time due to company mergers or changes resulting from Calvert’s evaluation of an issuer’s conduct relative to the responsible investment principles. The Index is reconstituted semi-annually based on an updated list of companies in the S-Network U.S. Large Cap 1000 Index and is rebalanced quarterly.
The third paragraph under “Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary for the Fund on page 8 of the Prospectus is revised and restated in its entirety as follows:
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Under “Investments, Risks and Performance – Principal Risks” in the Fund Summary for the Fund on page 9 of the Prospectus, the “Mid-Cap Company Risk” disclosure is deleted.
Under “Investments, Risks and Performance – Principal Risks” in the Fund Summary for the Fund on page 9 of the Prospectus, the “Sustainable and Socially Responsible Investing Risk” disclosure is revised and restated as follows:
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance – positively or negatively – depending on whether such sectors or investments are in or out of favor in the market.
The disclosure under “Portfolio Management” in the Fund Summary for the Fund on page 9 of the Prospectus is revised and restated as follows:
Investment Advisor. Calvert Investment Management, Inc.
(“Calvert” or the “Advisor”)
The following individuals, who are members of the Calvert Investment and Performance Systems Department, jointly manage the Fund on a day-to-day basis:

Portfolio Manager Name	Title	Length of Time Managing Fund
Laurie Webster, CFA	Director, Investment and Performance Systems	Since June 2015
Dale R. Stout, CFA	Investment Systems Manager and Analyst	Since June 2015
Lise Bernhard	Manager, Calvert Responsible Indexes and Senior Performance Analyst	Since June 2015

For “Minimum to Open Fund Account” under the section “Buying and Selling Shares” in the Fund Summary for the Fund on page 10 and under the section “Shareholder Information” on page 59 of the Prospectus, the investment minimum is changed from $1,000,000 to $100,000.
The information provided for the Fund in the section “More Information on Fees and Expenses – Contractual Fee Waivers and/or Expense Reimbursements” on page 40 of the Prospectus is revised and restated as follows:
Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017, for Calvert U.S. Large Cap Core Responsible Index Fund. Direct ordinary operating expenses will not exceed 0.19% for Class I.
Reference to the Fund is removed from the section “About Sustainable and Socially Responsible Investing – Calvert Signature Strategies” on page 48 of the Prospectus.
After “About Sustainable and Socially Responsible Investing – Calvert Solution Strategies” and immediately before “About Sustainable and Socially Responsible Investing – Special Investment Programs” on page 54 of the Prospectus, add the following discussion:
Responsible Investment Principles (Calvert U.S. Large Cap Core Responsible Index Fund only)
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following principles. Calvert’s active investment strategies give priority to the principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services
Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Calvert’s commitment to these principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the principles generally precludes investments in companies that:

•
Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

The disclosure under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Social Index Fund” on page 56 of the Prospectus is revised and restated as follows:
Calvert Investment Management, Inc.
See “About Calvert” above.
The following individuals, who are members of the Calvert Investment and Performance Systems Department, jointly manage the Fund on a day-to-day basis:

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Laurie Webster, CFA	Director, Investment and Performance Systems. Ms. Webster has 30 years of experience in the financial industry and has been with Calvert for 15 years.	Portfolio Manager
Dale R. Stout, CFA
November 2012 - present: Investment Systems Manager and Analyst, Calvert.
April 2010 - November 2012: Senior Investment Analyst - Equities, Calvert.
Mr. Stout has 13 years of experience in the financial industry, all at Calvert.
Portfolio Manager
Lise Bernhard	Manager, Calvert Responsible Indexes and Senior Performance Analyst, Calvert. Ms. Bernhard has over 20 years of experience in the financial industry and has been with Calvert for 10 years.	Portfolio Manager

After the section “Shareholder Information - Dividends, Capital Gains and Taxes” at the bottom of page 66 of the Prospectus, add the following disclosure:
Disclaimers
Calvert U.S. Large Cap Core Responsible Index Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. (“S-Network”). S-Network makes no representation or warranty, express or implied, to the owners of the Calvert U.S. Large Cap Core Responsible Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Calvert U.S. Large Cap Core Responsible Index Fund particularly. S‑Network’s only relationship to Calvert is the licensing of certain service marks and trade names of S-Network and of certain S-Network Indexes that are determined, composed and calculated by S-Network without regard to Calvert or the Calvert U.S. Large Cap Core Responsible Index Fund. S-Network has no obligation to take the needs of Calvert or the owners of the Calvert U.S. Large Cap Core Responsible Index Fund into consideration in determining, composing or calculating any S-Network Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Calvert U.S. Large Cap Core Responsible Index Fund to be issued or in the determination or calculation of the equation by which the Calvert U.S. Large Cap Core Responsible Index Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Calvert U.S. Large Cap Core Responsible Index Fund.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY S-NETWORK INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CALVERT, OWNERS OF THE CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY S-NETWORK INDEX OR ANY DATA INCLUDED THEREIN.  S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH S-NETWORK INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.”